EXHIBIT 99.1

ASP Isotopes Inc. Provides Business Update

First Commercial Shipments Expected Across Multiple Isotopes in 2026

Expect to Obtain Helium Phase 1 Nameplate Capacity in Q3 2026

EBITDA Target of Greater Than $300 Million in 2031

Cash, Cash Equivalents and Short-Term Marketable Securities of $333 million as of December 31, 2025

Business Update Conference Call Scheduled for 8:00 AM ET on April 13, 2026

DALLAS, April 13, 2026 — ASP Isotopes Inc. (NASDAQ: ASPI) ("ASP Isotopes" or the "Company"), an advanced materials company focused on developing technologies and processes for the production of critical materials used in multiple industries, today provided a business update highlighting operational progress across its nuclear medicine, electronics, and nuclear energy platforms.

“2026 is the year we expect to showcase our technology at scale. We believe our isotope enrichment plants are positioned for first commercial shipments across Silicon-28, Carbon-14, and Ytterbium-176. Revenue from our radiopharmaceutical operations is growing, and we have expanded internationally with the acquisition of two radiopharmacies in the United States. We completed Phase 1 drilling at the Virginia Gas Project ahead of schedule and expect to obtain nameplate capacity for Helium in the third quarter of 2026. Today, we are providing details behind our greater than $300 million EBITDA target in 2031. We have the platform, the capital, and the team. Our singular focus in 2026 is execution, and we intend to deliver.” said Paul Mann, Executive Chairman and Chief Executive Officer, ASP Isotopes Inc.

Recent Business Highlights and Upcoming Milestones

Nuclear Medicine

Ytterbium-176

Ytterbium-176 (“Yb-176”) is a stable isotope of ytterbium that is commonly used to produce Lutetium-177 (“Lu-177”). Lu-177 is a medical isotope used in targeted radionuclide therapy for treating neuroendocrine tumors and prostate cancer.

•	In August 2025, the Company shipped the first enriched Yb-176 sample to a prospective customer.
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In October 2025, a power surge in eastern Pretoria, South Africa, an external infrastructure event unrelated to the Company’s technology, damaged one of three lasers, which caused production to be halted. The laser was subsequently repaired by the manufacturer and returned to the plant.

•	The Company is targeting initial commercial shipments of enriched Yb-176 around mid-year or the third quarter of 2026.

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Carbon-14

Carbon-14 is used in chemical and biological research in a technique called carbon labelling.

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In June 2023, the Company entered into a multi-year supply agreement with a Canadian customer for the supply of enriched Carbon-14. The agreement has a minimum “take or pay” amount of approximately $2.5 million per year. Under the terms of the agreement, the customer agreed to supply Carbon-14 in the form of carbon-dioxide gas as feedstock.

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The Company's Carbon-14 enrichment facility has been operational for over two years. During this period, the plant has been enriching Carbon-12, building process stability and operational confidence while awaiting the final batch of feedstock from the customer.

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The final feedstock delivery from the supplier is expected imminently. The Company anticipates initial C-14 commercial shipments around mid-year, contingent on the timely receipt of feedstock from the Canadian supplier.

Radiopharmaceuticals

PET Labs Pharmaceuticals Proprietary Limited ("PET Labs") is a 51%-owned subsidiary of ASP Isotopes and a South African radiopharmaceutical company dedicated to nuclear medicine and the science of radiopharmaceutical production. PET Labs manufactures and distributes nuclear medicine doses for PET and SPECT scanning across South Africa.

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In South Africa, PET Labs continues to deliver strong operational progress. The second cyclotron became operational in 2025, and the first cyclotron is now operating at peak utilization, to meet record levels of customer demand.

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In the United States, the Company acquired an independent radiopharmacy in Florida in October 2025, representing first expansion outside South Africa. The Florida facility currently offers SPECT doses, with PET capability expected to be added in 2027.

•	The Company subsequently acquired a second independent radiopharmacy in South Carolina, which is currently delivering SPECT doses, with PET capability expected to be added in 2028.
•	The Company continues to evaluate additional acquisition opportunities in the United States and overseas.
•	The Company targets revenues of $10 million or more from radiopharmacies in 2026, approximately double 2025 reported revenue.

Electronics

ASP Isotopes is building a fully integrated electronic gases platform spanning Silicon-28, helium, and fluorinated gases, with the goal to serve semiconductor fabrication facilities globally.

Silicon-28

Silicon-28 (Si-28) is a stable, spin-free isotope of silicon that is believed to enable quantum computing and improve the performance of next-generation semiconductors for data centers and artificial intelligence applications.

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The Company has signed three purchase agreements for highly enriched Si-28: one with a major U.S. semiconductor company, one with a large global industrial gases company, and one with a large U.S. buyer.

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In August 2025, the Company shipped its first enriched Si-28 samples to customers. Independent analysis confirmed that enrichment levels tracked in line with theoretical calculations. Between October and November 2025, two customers visited the plant and in close collaboration with the ASP Isotopes’ team, jointly agreed improve safety, operational efficiency, and long-term plant robustness.

•	The Company is targeting the first enriched Si-28 product to ship in the second quarter of 2026.

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Helium and LNG: Virginia Gas Project

•	On January 6, 2026, the Company closed its acquisition of Renergen Limited.
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On March 23, 2026, the Company announced the completion of well drilling required for the Phase 1 of Helium project approximately four months ahead of schedule. Results from the Phase 1C exploration campaign indicate the reservoir is capable of delivering gas flow rates that meet or exceed previously estimated type curves, with the most recent wells producing flow rates up to 16 times those of earlier wells. The drilling program has achieved the required cumulative nameplate flow rate, and the remaining work to reach full production capacity is to tie these wells with the processing plant.

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Phase 1 nameplate capacity of 2,500 GJ per day of LNG and 58 MCF per day of liquid helium is expected in the third quarter of 2026. Phase 2, with an anticipated 44-month construction timeline after completion of Phase 1, is expected to produce 34,000 GJ per day of LNG and 895 MCF per day of liquid helium. The Company is in active discussions with potential customers regarding offtake arrangements for both phases.

•	The Company expects to obtain Helium Phase 1 nameplate capacity in the third quarter of 2026.

Nuclear Fuels

Quantum Leap Energy (QLE)

•	In November 2025, the Company submitted a confidential initial draft registration statement on Form S-1 with the SEC in connection with the planned public listing of QLE.
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In February 2026, QLE executed a services contract with NECSA, the South African Nuclear Energy Corporation, providing access to the Pelindaba nuclear site for uranium enrichment research and development.

•	In February 2026, QLE designated Austin, Texas as its global headquarters.
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In March 2026, the Company appointed Dr. Nate Salpeter as Chief Technology Officer of QLE. Dr. Salpeter joins from TerraPower and Kairos Power, bringing extensive expertise in nuclear fuel and advanced materials.

•	In March 2026, QLE entered into a Memorandum of Understanding with a large U.S. energy company to collaborate on advancing a domestic enriched uranium fuel supply chain.

Financial Highlights

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Cash, Cash Equivalents, and Marketable Securities: As of December 31, 2025, ASP Isotopes had cash, cash equivalents, and marketable securities of $333 million. During 2025, the Company significantly strengthened its balance sheet, raising over $345 million in total capital through the issuance of common stock and convertible notes. This included $199.7 million in net proceeds from a stock issuance in October 2025 and $42.2 million from a private placement of Quantum Leap Energy convertible notes in November 2025.

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Product Revenue: Product revenue for the full year ended December 31, 2025, was $5.7 million, an increase of 46% compared to $3.9 million in the prior year period, driven primarily by growth in the radiopharmacy operations including the expansion into the United States.

•	Net Loss: Net loss attributable to ASP Isotopes shareholders was $175.1 million and $32.3 million for the twelve months ended December 31, 2025 and 2024, respectively.

Long-Term Outlook

The Company's long-term EBITDA target is greater than $300 million in 2031.

Business Update Conference Call

The Company will host a business update conference call on April 13, 2026, at 8:00 AM ET, which is accessible here

A replay of the webcast will be available at www.aspisotopes.com approximately three hours after the conference call concludes.

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About ASP Isotopes Inc.

ASP Isotopes is an advanced materials company dedicated to the development of a differentiated isotope enrichment platform to strengthen global supply chain access to critical materials used in nuclear medicine, next-generation semiconductors, and nuclear energy. The Company’s proprietary technologies, the Aerodynamic Separation Process (“ASP technology”) and Quantum Enrichment (“QE technology”), are designed to enable the production of isotopes for a range of industrial and advanced technology applications. ASP Isotopes operates isotope enrichment facilities in Pretoria, South Africa, focused on the enrichment of low atomic mass elements, or light isotopes. For more information, please visit www.aspisotopes.com.

Forward Looking Statements

This press release contains, and members of management may make, “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Forward-looking statements can be identified by words such as “believes,” “plans,” “anticipates,” “expects,” “estimates,” “projects,” “will,” “may,” “might,” and words of a similar nature. Examples of forward-looking statements include, among others but are not limited to, the anticipated production quantities and timing for the commencement of commercial supply of enriched isotopes to customers, the expected growth of the radiopharmacy business, the impact of the conflict in the Middle East and the closure of the Strait of Hormuz on the helium market, the anticipated progress and timing for completion of Phase 1 and 2 of the Renergen helium project, the ability to fund completion of the development of the Renergen helium project, anticipated production quantities and supply of helium and LNG upon completion of Phase 1 and 2 of the Renergen helium project, the outcome of the company’s initiative to commence enrichment of uranium in South Africa and the company’s discussions with nuclear regulators in South Africa, the United States or the United Kingdom; the outcome of QLE’s collaboration with The South African Nuclear Energy Corporation (Necsa); the commencement of research, development and production activities in the United States or the United Kingdom; QLE’s anticipated growth strategies and anticipated trends in QLE’s business; statements relating to QLE’s strategic partnerships or commercial initiatives and relationships with Fermi America, TerraPower and Necsa; and statements we make regarding expected operating results, such as future revenues and prospects from the potential commercialization of enriched isotopes or helium and LNG, future performance under contracts, and our strategies for product development or extraction of resources, engaging with potential customers, market position, and financial results. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict, many of which are outside our control. Our actual results, financial condition, and events may differ materially from those indicated in the forward-looking statements based upon a number of factors. Forward-looking statements are not a guarantee of future performance or developments. You are strongly cautioned that reliance on any forward-looking statements involves known and unknown risks and uncertainties. Therefore, you should not rely on any of these forward-looking statements. There are many important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements, including, but not limited to: the outcomes of various strategies and projects undertaken by the Company; the potential impact of laws or government regulations or policies in South Africa, the United Kingdom or elsewhere; our future capital requirements and sources and uses of cash; our ability to obtain funding for our operations and future growth; whether we succeed in obtaining permissions and regulatory approvals required to test and develop our enrichment technologies on uranium in South Africa, the United Kingdom or elsewhere; our reliance on the efforts of third parties; our ability to complete the construction and commissioning of our enrichment plants or to commercialize isotopes using the ASP technology or the Quantum Enrichment technology; our ability to obtain regulatory approvals for the production and distribution of isotopes; the financial terms of any current and future commercial arrangements; our ability to complete certain transactions and realize anticipated benefits from acquisitions and contracts; dependence on our Intellectual Property (IP) rights, certain IP rights of third parties; the competitive nature of our industry; and the factors disclosed in Part I, Item 1A. “Risk Factors” of the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and any amendments thereto and in the company’s subsequent reports and filings with the U.S. Securities and Exchange Commission. Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise. No information in this press release should be interpreted as an indication of future success, revenues, results of operation, or stock price. All forward-looking statements herein are qualified by reference to the cautionary statements set forth herein and should not be relied upon.

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Use of Projections

The financial outlook and projections, estimates and targets in this press release are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainty and contingencies, many of which are beyond ASP Isotopes’ control. Such calculation cannot be predicted with reasonable certainty and without unreasonable effort because of the timing, magnitude and variables associated with the execution of the current business plans. Additionally, any such calculation, at this time, would imply a degree of precision that could be confusing or misleading to investors. ASP Isotopes’ independent auditors have audited, reviewed, compiled or performed any procedures with respect to the financial projections for purposes of inclusion in this press release, and, accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purposes of this press release. While all financial projections, estimates and targets are necessarily speculative, ASP Isotopes believes that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation. The assumptions and estimates underlying the projected, expected or target results for ASP Isotopes are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the financial projections, estimates and targets. The inclusion of financial projections, estimates and targets in this press release should not be regarded as an indication that ASP Isotopes, or its representatives, considered or consider the financial projections, estimates or targets to be a reliable prediction of future events. Further, inclusion of the prospective financial information in this press release should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

For more information, contact:

Investor Relations: IR@ASPIsotopes.com

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